UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  January 3, 2005
                                                         ---------------

                     P.A.M. TRANSPORTATION SERVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      0-15057                 71-0633135
----------------------------         -------------         -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
 of incorporation)                    File Number)          Identification no.)


               297 West Henri De Tonti, Tontitown, Arkansas 72770
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code (479) 361-9111
                                                          --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
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(b) On January 3, 2005, Frank Conner, a member of the Board of Directors and the
    Audit Committee, notified the Company of his decision not to stand for re-election at the Company's next annual meeting. Mr. Conner stated that other personal and professional responsibilities prevent prolonged service to the Company as a member of the Board of Directors, however he intends to continue to serve on the Company's Board until a successor is duly elected. Mr. Conner did not advise the Company, or any of its executive officers, of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          P.A.M. TRANSPORTATION SERVICES, INC.



Dated: January 7, 2005                    By: /s/ Robert W. Weaver
                                          -------------------------------------
                                          Robert W. Weaver
                                          President and Chief Executive Officer